Exhibit 10.5
                      AMENDMENT NUMBER ONE
                               TO
                         LOAN AGREEMENT
                    Effective August 20, 1997
                         by and between
                        NATIONSBANK, N.A.
                               and
                  INSITUFORM TECHNOLOGIES, INC.

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, INSITUFORM TECHNOLOGIES, INC. ("Borrower") and
NATIONSBANK, N.A. ("Lender") agree as follows:

1. Definitions; Section References. The term "Original Loan Agreement" means the Loan Agreement Effective August 20, 1997, between Borrower and Lender. The term "this Amendment" means this Amendment. The term "Loan Agreement" means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2. Effective Date of this Amendment. This Amendment will be effective as of August 20, 1997, and is intended to correct a scrivener's error in the Original Loan Agreement.

3.   Amendments to Loan Agreement. Section 17.4 of the Original
Loan Agreement is amended to read in its entirety as follows:

     "17.4 Maximum Funded Debt to EBITDA Ratio. The ratio of Borrower's Funded Debt as of the end of any fiscal quarter of Borrower to Borrower's EBITDA for the four consecutive fiscal quarters then ended shall not be greater than 3.5 to 1.0."

4. Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any Existing Default. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

5. Reaffirmation. Borrower hereby acknowledges and confirms that except as expressly amended hereby the Original Loan Agreement and other Loan Documents remain in full force and effect.

6. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

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7.   Counterpart Facsimile Execution. This Amendment, or a
signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

8. Governing Law; No Third party Rights. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

9. Incorporation by Reference. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10.  Statutory Notice. The following notice is given pursuant to
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment.

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED INT HIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the effective date first above written.

INSITUFORM TECHNOLOGIES, INC.      NATIONSBANK, N.A.
by its Senior Vice President       by its Vice President

s/William A. Martin                s/Emil A. Krueger
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Name:                              Name: